SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                February 13, 1998
             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                              IP TIMBERLANDS, LTD.
             (Exact name of Registrant as specified in its charter)

Texas                               1-8859                     13-3259241
-------------                     -----------             ----------------------
(State of                         (Commission                 (IRS Employer
Incorporation)                       File)                Identification Number)

                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)

                                  914-397-1500
                                 ---------------
                                 (Telephone No.)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         N/A

ITEM 5.  OTHER EVENTS

         N/A

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements:

         Audited Financial Statement, Management's Discussions and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1997 are being filed as Exhibit 99.

         (b) Pro Forma Financial Information:

         N/A

         (c) Exhibits:

         (99)     Selected Financial Data

                  Management's Discussion and Analysis of Financial Condition and Results of Operations for year ended December 31, 1997

                  Audited Financial Statements

                  Report of Independent Public Accountants

ITEM 8.  CHANGES IN FISCAL YEAR

         N/A

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           IP TIMBERLANDS, LTD.
                           BY: IP Forest Resources Company
                           (Managing General Partner)
                           (Registrant)


Date: February 13, 1998                     /s/ CAROL M. SAMALIN
      Purchase, NY                          --------------------
                                            Carol M. Samalin
                                            Assistant Secretary